EXHIBIT 3.01

STATE  OF  NEVADA     ROSS  MILLER Secretary  of  State           Job  Number: Reference  Number: Expedite: Through  Date:     SCOTT  W  ANDERSON Deputy  Secretary for  Commercial  Recordings   OFFICE  OF  THE SECRETARY  OF  STATE   Certified  Copy March  14,  2011 C20110311-2503  20110184300-60    The  undersigned  filing  officer  hereby  certifies  that  the  attached  copies  are  true  and  exact copies  of  all  requested  statements  and  related  subsequent  documentation  filed  with  the Secretary  of  State's  Office,  Commercial  Recordings  Division  listed  on  the  attached report.    Document  Number(s)    Description 20110184300-60 Articles  of  Incorporation  Certified  By:  GJ  Jaillet Certificate  Number:  C20110311-2503 You  may  verify  this  certificate online  at  http://www.nvsos.gov/    Number  of  Pages 1  Pages/1  Copies    Respectfully,   ROSS  MILLER  Secretary  of  State    Commercial  Recording  Division  202  N.  Carson  Street  Carson  City,  Nevada  89701-4069  Telephone  (775)  684-5708  Fax  (775)  684-7138       ROSS  MILLER  Secretary  of  State 204  North  Carson  Street,  Suite  4 Carson  City,  Nevada  89701-4520 (775)  684-5708 Website:  www.nvsos.gov   Articles  of  Incorporation (PURSUANT  TO  NRS  CHAPTER  78)   *0401  )I       Filed  in  the  office  of Document  Number 20110184300-60 ‹ .4.--Filing  Date  and  Time Ross  Miller 03/11/2011   1:34  PM Secretary  of  State    Entity  Number State  of  Nevada E0138932011-3  USE  BLACK  INK  ONLY  -  DO  NOT  HIGHLIGHTABOVE  SPACE  IS  FOR  OFFICE  USE  ONLY 1.  Name  of Cambridge  Projects  Inc. Corporation:   2.  RegisteredFN  Commercial  Registered  Agent  Agency  Services  of  Nevada Agent  for  ServiceName of  Process:  (checkNoncommercial  Registered  AgentOROffice  or  Position  with  Entity only  one  box)(name  and  address  below)(name  and  address  below)  Name  of  Noncommercial  Registered  Agent   OR   Name  of  Title  of  Office  or  Other  Position  with  Entity Nevada Street  AddressCityZip  Code Nevada Mailing  Address  (if  different  from  street  address)CityZip  Code    3.  Authorized  Stock:  (number  of  shares  corporation  is  authorized  to  issue)     Number  of  shares  with 200,000,000 par  value:      Par  value  per  share:  $   Number  of  shares without 0.0001par  value:none    4.  Names  and Addresses  of  the Board  of Directors/Trustees: (each  Director/Trustee  must  be  a  natural  person  at  least  18  years  of  age;  attach  additional  page  if  more  than  two directors/trustees)   1)   Peter  Khean  Name 6623  Las  Vegas  Boulevard  South,  Unit  255 Street  Address 2) Name  Street  Address      Las  VegasNV89119 CityStateZip  Code      CityStateZip  Code    5.  Purpose:  (optional;The  purpose  of  the  corporation  shall  be: see  instructions)any  business  that  is  lawful  6.  Name,  Address   and  Signature  of  Incorporator:  (attach  additional  page  if  more  than  one  incorporator)   Peter  Khean Name 6623  Las  Vegas Boulevard  South,  Unit  255 Address   X Incorporator  Signature Las  VegasNV89119 CityStateZip  Code    7.  Certificate  of/  hereby  accept  appointment  as  Registered  Agent  for  the  above  namedEntity. Acceptance  ofAGEN         SCES  OF,   by:   Appointment  ofX  Registered  Agent.   CGe    )ta//c)  A/    Authoriz  d  Signature   f   egistered  Agent  or  On  Behalf  of  Registered  Agent  EntityDate  Nevada  Secretary  of  State  NRS  78  Artides This  form  must  be  accompanied  by  appropriate  fees.Revised:4-10-09